Exhibit 10.32

EXECUTION VERSION

AMENDMENT NO. 4

Dated as of April 1, 2015

to

CREDIT AGREEMENT

Dated as of June 23, 2011

THIS AMENDMENT NO. 4 (this “Amendment”) is made as of April 1, 2015 by and among (i) Unisys Corporation (the “Borrower”), (ii) Unisys Holding Corporation, Unisys NPL, Inc. and Unisys AP Investment Company I (each a “Guarantor” and, collectively, the “Guarantors” and, collectively with the Borrower, the “Credit Parties”), (iii) the undersigned Lenders and (iv) General Electric Capital Corporation, as administrative agent (the “Agent”), under that certain Credit Agreement dated as of June 23, 2011 by and among the Borrower, the other Credit Parties, the Lenders and the Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Credit Parties, the Lenders party hereto and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Parties, the Lenders party hereto and the Agent hereby agree to enter into this Amendment.

1. Amendment to the Credit Agreement. Effective upon satisfaction of the condition set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) The fifth sentence of Section 4.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The Credit Parties shall (i) cause all Collections received by them each day to be deposited in a Collection Account or a Concentration Account or, with respect to any STL Related Accounts, a Qualified Trust Account, within two (2) Business Days following receipt and (ii) direct all Account Debtors to remit all payments either (A) directly to Collection Accounts or any associated lockboxes or (B) in the case of STL Related Accounts, directly to a Qualified Trust Account or any associated lockbox.”

(b) Section 5.2(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(g) (i) Permitted Sales-Type Lease Transactions and (ii) assignments of STL Related Accounts in connection with any Permitted Sales-Type Lease Transaction to a Qualified Trustee pursuant to a Qualified Trust Arrangement, so long as (A) the interest of the Credit Parties in such

STL Related Accounts remains subject to the security interest of the Agent under the Security Documents, (B) such STL Related Accounts are not included in the calculation of the Borrowing Base, (C) the Borrower has determined in its commercially reasonable discretion that it is not practicable to consummate such Permitted Sales-Type Transaction without the assignment of such STL Related Accounts and (D) the purchaser in connection with such Permitted Sales-Type Lease Transaction has entered into an agreement in form and substance reasonably acceptable to the Agent which includes provisions to the effect that such purchaser recognizes the Agent’s security interest in such STL Related Accounts.”

(c) Section 5.5(a) of the Credit Agreement is hereby amended by deleting the word “and” after clause (xvi) thereof, replacing the period after clause (xvii) thereof with “; and”, and adding a new clause (xviii) to read in its entirety as follows:

“(xviii) Indebtedness incurred pursuant to a Permitted Sales-Type Lease Transaction; provided, that the principal amount of such Indebtedness (determined based on the amount of such Indebtedness reflected on a balance sheet prepared in accordance with GAAP) shall not exceed $50 million at any time outstanding.”

(d) Section 11.1 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical location:

“Qualified Trust Arrangement” means a trust agreement, paying agency agreement, escrow agreement or other similar arrangement pursuant to which (i) a Qualified Trustee will receive payments in relation to assets sold pursuant to a Permitted Sales-Type Lease Transaction and the STL Related Accounts, as agent for the applicable Credit Parties, the Agent, and the purchaser of the assets in the Permitted Sales Type Lease Transaction, and (ii) the payments due to a Credit Party in respect of the STL Related Accounts will be remitted by the Qualified Trustee to a Collection Account (or, following notice from the Agent to the Qualified Trustee of an Event of Default or Trigger Event hereunder, as directed by the Agent).

“Qualified Trustee” means a bank or trust company having combined capital and surplus of at least $100,000,000, acting as trustee, paying agent, escrow agent or other similar capacity in relation to a Qualified Trust Arrangement.

“Qualified Trust Account” means an account maintained at a Qualified Trustee pursuant to a Qualified Trust Arrangement.

“STL Related Accounts” means any Account arising under the same Contract as assets sold in connection with a Permitted Sales-Type Lease Transaction.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the Agent’s receipt of counterparts of this Amendment duly executed by each Credit Party and the Required Lenders.

3. Representations and Warranties of the Credit Parties. Each Credit Party hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement (as amended hereby), as applicable, constitute legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing or would reasonably be expected to result from the effectiveness of this Amendment and (ii) each of the representations and warranties of such Credit Party set forth in the Credit Agreement or any other Loan Document to which such Credit Party is a party is true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent any such representation or warranty expressly relates to an earlier date (in which event such representation or warranty was true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date).

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4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Consent and Reaffirmation. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned Credit Parties consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

UNISYS CORPORATION, as the Borrower

By:	/s/ Edward Sarkisian
Name:	Edward Sarkisian
Title:	Assistant Treasurer

UNISYS HOLDING CORPORATION, as a Credit Party

By:	/s/ Edward Sarkisian
Name:	Edward Sarkisian
Title:	Vice President and Treasurer

UNISYS NPL, INC., as a Credit Party

By:	/s/ Edward Sarkisian
Name:	Edward Sarkisian
Title:	Vice President and Treasurer

UNISYS AP INVESTMENT COMPANY I, as a Credit Party

By:	/s/ Edward Sarkisian
Name:	Edward Sarkisian
Title:	Vice President and Treasurer

Signature Page to Amendment No. 4 to

Credit Agreement dated as of June 23, 2011

Unisys Corporation

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and as a Lender

By:	/s/ Philip F. Carfora
Name:	Philip F. Carfora
Title:	Duly Authorized Signatory

Signature Page to Amendment No. 4 to

Credit Agreement dated as of June 23, 2011

Unisys Corporation

CITIBANK, N.A., as a Lender

By:	/s/ K. Kelly Gunness
Name:	K. Kelly Gunness
Title:	Director and Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of June 23, 2011

Unisys Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark Bradford
Name:	Mark Bradford
Title:	Duly Authorized Signatory

Signature Page to Amendment No. 4 to

Credit Agreement dated as of June 23, 2011

Unisys Corporation

HSBC BANK USA, N.A., as a Lender

By:	/s/ James W. Bravyak
Name:	James W. Bravyak
Title:	Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of June 23, 2011

Unisys Corporation

CITIZENS BUSINESS CAPITAL, A DIVISION OF CITIZENS ASSET FINANCE, INC., as a Lender

By:	/s/ Kenneth Wales
Name:	Kenneth Wales
Title:	Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of June 23, 2011

Unisys Corporation

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Christy Kuklinski
Name:	Christy Kuklinski
Title:	AVP

Signature Page to Amendment No. 4 to

Credit Agreement dated as of June 23, 2011

Unisys Corporation